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               AMENDMENT NO. THREE TO FIRST AMENDED AND RESTATED
                            BUSINESS LOAN AGREEMENT



         This Amendment No. Three to First Amended and Restated Business Loan Agreement (this "Amendment") dated as of October 1, 1996, is between Bank of America National Trust and Savings Association (the "Bank") and Reliance Steel & Aluminum Co. (the "Borrower").


                                    RECITALS

         A. The Bank and the Borrower entered into a certain First Amended and Restated Business Loan Agreement dated as of June 26, 1996, as modified by amendments dated as of September 25, 1996, and September 27, 1996 an Amendment No. One to First Amended and Restated Business Loan Agreement (as amended, the "Agreement").

         B.      The Bank and the Borrower desire to amend the Agreement.


                                   AGREEMENT

         1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

         2.      Amendments.  The Agreement is hereby amended as follows:

                 In Paragraph 1.6(e) of the Agreement, "0.875" is amended to read "0.625."

         3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

         4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.





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          This Amendment is executed as of the date stated at the beginning of this Amendment.




                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION


                                       By: /s/Donald G. Farris
                                          --------------------------------
                                              Donald G. Farris
                                       Title: Vice President


                                       RELIANCE STEEL & ALUMINUM CO.


                                       By: /s/David H. Hannah
                                          --------------------------------

                                       Title: President
                                             -----------------------------


                                       By: /s/Steven S. Weis
                                          --------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------






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